Exhibit 99.1

Electronic Arts Reports Q1 FY18

Financial Results

REDWOOD CITY, CA — July 27, 2017 — Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its first fiscal quarter ended June 30, 2017.

“Q1 was an outstanding quarter, with thriving player communities in our top franchises like Battlefield, our EA SPORTS portfolio, Star Wars, and The Sims continuing to grow our network and drive our digital business,” said Chief Executive Officer Andrew Wilson. “We have built strong momentum, and now we are accelerating into a year of tremendous innovation, where extraordinary new games, content-rich live services, and expanding global competitions will deliver more fun for our players and fuel growth for Electronic Arts.”

“We had a great start to the fiscal year, primarily due to our event-driven live services,” said Chief Financial Officer Blake Jorgensen. “Our operating cash flow was the highest ever for a first quarter, and underlines how live services have fundamentally transformed our business model. Driven by innovation and live services, we expect to continue to grow our profitability and cash generation.”

News and ongoing updates regarding EA and its games are available on EA’s blog at www.ea.com/news.

Selected Operating Highlights and Metrics:

•	Digital net sales* of $3.147 billion for the trailing-twelve-month period represents 63% of total net sales, up 23% year-over-year.

•	Ultimate TeamTM total unique player population grew 11% year-over-year.

•	BattlefieldTM 1 had more than 21 million players joining the game as of quarter end.

•	Monthly active players for The SimsTM 4 on PC increased more than 20% year-over-year.

•	FIFA Mobile unique player base grew to more than 95 million.

•	Since launching its first season, NBA LIVE Mobile has engaged more than 70 million unique users.

* Net sales is defined as the net amount of products and services sold digitally or sold-in physically in the period.

Selected Financial Highlights and Metrics:
All financial measures are presented on a GAAP basis.

•	Net cash provided by operating activities was $176 million, a record for the first fiscal quarter.

•	Net cash provided by operating activities for the trailing-twelve-months was a record $1.872 billion.

•	In Q1, EA repurchased 1.4 million shares for $150 million.

Quarterly Financial Highlights:
(in $ millions, except per share amounts)

	Three Months Ended June 30,
	2017	2016
Digital net revenue	879	689
Packaged goods and other net revenue	570	582
Total net revenue	1,449	1,271

Net income	644	440
Diluted earnings per share	2.06	1.40

Operating cash flow	176	(118)*

Value of shares repurchased	150	129
Number of shares repurchased	1.4	1.9

*At the beginning of fiscal 2018, EA adopted FASB ASU 2016-09, related to stock-based compensation. Operating cash flow for the three months ended June 30, 2016 has been recast to reflect impact of this standard.

While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and a long-term tax rate of 21% are used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended June 30, 2017
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Net revenue	1,449	—	(674)	—
Cost of revenue	154	—	—	(1)
Gross profit	1,295	—	(674)	1
Total operating expenses	552	(1)	—	(47)
Operating income	743	1	(674)	48
Interest and other income (expense), net	6	—	—	—
Income before provision for income taxes	749	1	(674)	48
Number of shares used in computation
Diluted	313

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2017.

Business Outlook as of July 27, 2017

The following forward-looking statements reflect expectations as of July 27, 2017. Electronic Arts assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year 2018 Expectations — Ending March 31, 2018

Financial metrics:

•	Net revenue is expected to be approximately $5.075 billion.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately $25 million.

•	Net income is expected to be approximately $1.125 billion.

•	Diluted earnings per share is expected to be approximately $3.57.

•	Operating cash flow, reflecting the recently adopted accounting standard related to stock-based compensation discussed below, is expected to be approximately $1.575 billion.

•	The Company estimates a share count of 315 million for purposes of calculating fiscal year 2018 diluted earnings per share.

Operational metric:

•	Net sales is expected to be approximately $5.100 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2018
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Digital net revenue	3,295	—	80	—
Packaged goods & other net revenue	1,780	—	(55)	—
Total net revenue	5,075	—	25	—
Cost of revenue	1,276	—	—	(1)
Operating expense	2,420	(6)	—	(239)
Income before provision for income taxes	1,364	6	25	240
Net income	1,125
Number of shares used in computation
Diluted shares	315

Second Quarter Fiscal Year 2018 Expectations — Ending September 30, 2017

Financial metrics:

•	Net revenue is expected to be approximately $955 million.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately $205 million.

•	Net loss is expected to be approximately ($57) million.

•	Loss per share is expected to be approximately ($0.18).

•
The Company estimates a GAAP basic and diluted share count of 310 million shares due to a forecasted net loss. If the Company reports net income instead of a net loss, diluted share count for calculating diluted earnings per share would be 314 million shares.

Operational metric:

•	Net sales is expected to be approximately $1.160 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending September 30, 2017
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	955	—	205	—
Cost of revenue	389	—	—	—
Operating expense	638	(2)	—	(61)
Income/(loss) before provision for income taxes	(69)	2	205	61
Net income/(loss)	(57)
Number of shares used in computation
Basic shares	310

Impact of Recently Adopted Accounting Standard

At the beginning of fiscal 2018, EA adopted FASB ASU 2016-09, related to stock-based compensation. In the first quarter of fiscal 2018, we recorded a $39 million benefit to income tax expense that would have been recognized in additional paid-in capital under rules in effect prior to adoption.

This pronouncement also requires EA to change how it reports the cash effects of stock-based compensation in the Consolidated Statement of Cash Flow. It does not impact total cash and cash flow, but it does increase operating cash flow and decrease cash flow from financing activities. The following table reflects the impact of this standard on operating cash flow for the periods presented:

	Three Months Ended June 30,
(in $ millions)	2017	2016
Operating cash flow under historical GAAP	42	(248)
Operating cash flow under ASU 2016-09	176	(118)
Impact of ASU 2016-09 on operating cash flow	134	130

Conference Call and Supporting Documents

Electronic Arts will host a conference call on July 27, 2017 at 2:00 pm PT (5:00 pm ET) to review its results for the first fiscal quarter ended June 30, 2017 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number 844-215-4106 (domestic) or 918-534-8313 (international), using the password “EA” or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation and a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until August 9, 2017 at 855-859-2056 (domestic) or 404-537-3406 (international) using pin code 90758729. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s fiscal 2018 expectations under the heading “Business Outlook as of July 27, 2017,” contain forward-looking statements that are subject to change.  Statements including words such as “anticipate,” “believe,” “estimate” or “expect” and statements in the future tense are forward-looking statements.  These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s titles; the Company’s ability to develop and support digital products and services, including managing online security and privacy; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; the effectiveness of the Company’s sales and marketing programs; timely development and release of Electronic Arts’ products; the Company’s ability to realize the anticipated benefits of acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; general economic conditions; and other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

These forward-looking statements are current as of July 27, 2017. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017.  Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2017.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers. EA has more than 300 million registered players around the world.

In fiscal year 2017, EA posted GAAP net revenue of $4.8 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as The Sims™, Madden NFL, EA SPORTS™ FIFA, Battlefield™, Need for Speed™, Dragon Age™ and Plants vs. Zombies™. More information about EA is available at www.ea.com/news.

Ultimate Team, EA SPORTS, Battlefield, Battlefield 1, The Sims, Need for Speed, Dragon Age, and Plants vs. Zombies are trademarks of Electronic Arts Inc. NBA, John Madden, NFL and FIFA are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Corporate Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statement of Operations
(in $ millions, except share per data)

	Three Months Ended June 30,
	2017	2016
Net revenue
Product	828	684
Service and other	621	587
Total net revenue	1,449	1,271
Cost of revenue
Product	64	90
Service and other	90	89
Total cost of revenue	154	179
Gross profit	1,295	1,092
Operating expenses:
Research and development	325	294
Marketing and sales	121	128
General and administrative	105	108
Amortization of intangibles	1	2
Total operating expenses	552	532
Operating income	743	560
Interest and other income (expense), net	6	(8)
Income before provision for income taxes	749	552
Provision for income taxes	105	112
Net income	644	440
Earnings per share
Basic	2.08	1.46
Diluted	2.06	1.40
Number of shares used in computation
Basic	309	301
Diluted	313	315

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance for the three months ended June 30, 2017 plus a comparison to the actuals for the three months ended June 30, 2016.

	Three Months Ended June 30,
	2017		2017	2016
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	1,425	24	1,449	1,271
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	(675)	1	(674)	(589)
Cost of revenue
Cost of revenue	157	(3)	154	179
GAAP-based financial data
Acquisition-related expenses	—	—	—	(13)
Stock-based compensation	—	(1)	(1)	(1)
Operating expenses
Operating expenses	546	6	552	532
GAAP-based financial data
Acquisition-related expenses	(1)	—	(1)	(2)
Stock-based compensation	(50)	3	(47)	(47)
Income before tax
Income before tax	724	25	749	552
GAAP-based financial data
Acquisition-related expenses	1	—	1	15
Amortization of debt discount and loss on conversion of notes	—	—	—	2
Change in deferred net revenue (online-enabled games)	(675)	1	(674)	(589)
Stock-based compensation	50	(2)	48	48
Tax rate used for management reporting	21%		21%	21%
Earnings per share
Basic	1.95	0.13	2.08	1.46
Diluted	1.93	0.13	2.06	1.40
Number of shares
Basic	310	(1)	309	301
Diluted	314	(1)	313	315

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	June 30, 2017	March 31, 2017[1]
ASSETS
Current assets:
Cash and cash equivalents	2,248	2,565
Short-term investments	2,222	1,967
Receivables, net of allowances of $136 and $145, respectively	222	359
Other current assets	210	308
Total current assets	4,902	5,199
Property and equipment, net	436	434
Goodwill	1,708	1,707
Acquisition-related intangibles, net	7	8
Deferred income taxes, net	232	286
Other assets	90	84
TOTAL ASSETS	7,375	7,718
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	38	87
Accrued and other current liabilities	709	789
Deferred net revenue (online-enabled games)	882	1,539
Total current liabilities	1,629	2,415
Senior notes, net	991	990
Income tax obligations	114	104
Deferred income taxes, net	1	1
Other liabilities	154	148
Total liabilities	2,889	3,658

Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	891	1,049
Retained earnings	3,663	3,027
Accumulated other comprehensive loss	(71)	(19)
Total stockholders’ equity	4,486	4,060
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	7,375	7,718

1Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended June 30,
	2017	2016[2]
OPERATING ACTIVITIES
Net income	644	440
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion	31	46
Stock-based compensation	48	48
Change in assets and liabilities
Receivables, net	135	(12)
Other assets	80	6
Accounts payable	(44)	(32)
Accrued and other liabilities	(116)	(72)
Deferred income taxes, net	55	43
Deferred net revenue (online-enabled games)	(657)	(585)
Net cash provided by (used in) operating activities	176	(118)
INVESTING ACTIVITIES
Capital expenditures	(33)	(40)
Proceeds from maturities and sales of short-term investments	438	276
Purchase of short-term investments	(693)	(317)
Net cash used in investing activities	(288)	(81)
FINANCING ACTIVITIES
Payment of convertible notes	—	(27)
Proceeds from issuance of common stock	30	4
Cash paid to taxing authorities for shares withheld from employees	(95)	(97)
Repurchase and retirement of common stock	(150)	(129)
Net cash used in financing activities	(215)	(249)
Effect of foreign exchange on cash and cash equivalents	10	(3)
Decrease in cash and cash equivalents	(317)	(451)
Beginning cash and cash equivalents	2,565	2,493
Ending cash and cash equivalents	2,248	2,042

2Operating and financing cash flow figures for the three months ended June 30, 2016 have been recast to reflect the impact of ASU 2016-09 which EA adopted at the beginning of FY18

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY17	FY17	FY17	FY17	FY18	Change
Net revenue
Net revenue	1,271	898	1,149	1,527	1,449	14%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[3]	(589)	200	921	(435)	(674)
Gross profit
Gross profit	1,092	497	633	1,325	1,295	19%
GAAP-based financial data
Acquisition-related expenses	13	12	18	—	—
Change in deferred net revenue (online-enabled games)[3]	(589)	200	921	(435)	(674)
Stock-based compensation	1	1	—	1	1
Gross profit (as a % of net revenue)	86%	55%	55%	87%	89%
Operating income (loss)
Operating income (loss)	560	(49)	(4)	717	743	33%
GAAP-based financial data
Acquisition-related expenses	15	13	20	1	1
Change in deferred net revenue (online-enabled games)[3]	(589)	200	921	(435)	(674)
Stock-based compensation	48	48	48	52	48
Operating income (loss) (as a % of net revenue)	44%	(5%)	—	47%	51%
Net income (loss)
Net income (loss)	440	(38)	(1)	566	644	46%
GAAP-based financial data
Acquisition-related expenses	15	13	20	1	1
Amortization of debt discount and loss on conversion of notes	2	—	—	—	—
Change in deferred net revenue (online-enabled games)[3]	(589)	200	921	(435)	(674)
Stock-based compensation	48	48	48	52	48
Tax rate used for management reporting	21%	21%	21%	21%	21%
Net income (loss) (as a % of net revenue)	35%	(4%)	—	37%	44%
Diluted earnings (loss) per share	1.40	(0.13)	(0.00)	1.81	2.06	47%
Number of diluted shares used in computation
Basic	301	301	303	308	309
Diluted	315	301	303	312	313
Anti-dilutive shares excluded for loss position[4]	—	13	10	—	—
Shares from convertible bond hedge	(2)	—	—	—	—

3The difference between the balances of deferred net revenue (online-enabled games) does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows due to the impact of unrecognized gains/losses on cash flow hedges.

4Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable through stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY17	FY17	FY17	FY17	FY18	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by geography
North America	525	389	561	644	611	16%
International	746	509	588	883	838	12%
Total net revenue	1,271	898	1,149	1,527	1,449	14%
North America	(245)	58	370	(198)	(287)
International	(344)	142	551	(237)	(387)
Change in deferred net revenue (online-enabled games)[3]	(589)	200	921	(435)	(674)
North America	41%	43%	49%	42%	42%
International	59%	57%	51%	58%	58%
Total net revenue %	100%	100%	100%	100%	100%

Net revenue by composition
Full game downloads	137	94	169	259	209	53%
Live services[5]	387	323	369	510	501	29%
Mobile	165	149	147	165	169	2%
Total digital	689	566	685	934	879	28%
Packaged goods and other	582	332	464	593	570	(2%)
Total net revenue	1,271	898	1,149	1,527	1,449	14%
Full game downloads	(53)	(1)	186	(67)	(98)
Live services[5]	(44)	(68)	197	8	(81)
Mobile	(24)	(11)	27	10	(19)
Total digital	(121)	(80)	410	(49)	(198)
Packaged goods and other	(468)	280	511	(386)	(476)
Change in deferred net revenue (online-enabled games)[3]	(589)	200	921	(435)	(674)
Full game downloads	11%	10%	15%	17%	14%
Live services[5]	30%	36%	32%	33%	35%
Mobile	13%	17%	13%	11%	12%
Total digital	54%	63%	60%	61%	61%
Packaged goods and other	46%	37%	40%	39%	39%
Total net revenue %	100%	100%	100%	100%	100%

3The difference between the balances of deferred net revenue (online-enabled games) does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows due to the impact of unrecognized gains/losses on cash flow hedges.

5Live services includes net revenue previously presented as “Extra Content” and “Subscriptions, Advertising and Other” through Q4 FY17.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY17	FY17	FY17	FY17	FY18	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by platform
Xbox One, PLAYSTATION 4	776	513	728	1,039	974	26%
Other consoles	134	65	65	70	60	(55%)
Total consoles	910	578	793	1,109	1,034	14%
PC / Browser	179	158	190	246	240	34%
Mobile	165	149	148	165	171	4%
Other	17	13	18	7	4	(76%)
Total net revenue	1,271	898	1,149	1,527	1,449	14%
Xbox One, PLAYSTATION 4	(441)	177	762	(375)	(548)
Other consoles	(92)	43	3	(40)	(42)
Total consoles	(533)	220	765	(415)	(590)
PC / Browser	(30)	(9)	127	(30)	(61)
Mobile	(24)	(11)	27	9	(20)
Other	(2)	—	2	1	(3)
Change in deferred net revenue (online-enabled games)[3]	(589)	200	921	(435)	(674)
Xbox One, PLAYSTATION 4	61%	57%	63%	68%	67%
Other consoles	11%	7%	6%	5%	4%
Total consoles	72%	64%	69%	73%	71%
PC / Browser	14%	18%	17%	16%	17%
Mobile	13%	17%	13%	11%	12%
Other	1%	1%	1%	—	—
Total net revenue %	100%	100%	100%	100%	100%

3The difference between the balances of deferred net revenue (online-enabled games) does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY17	FY17	FY17	FY17	FY18	Change
CASH FLOW DATA
Operating cash flow[6]	(118)	122	1,137	437	176	249%
Operating cash flow[6] - TTM	1,248	1,323	1,555	1,578	1,872	50%
Capital expenditures	40	29	25	29	33	(18%)
Capital expenditures - TTM	109	120	124	123	116	6%
Repurchase and retirement of common stock	129	127	127	125	150	16%
DEPRECIATION
Depreciation expense	29	28	29	29	29	—
BALANCE SHEET DATA
Cash and cash equivalents	2,042	1,746	2,483	2,565	2,248
Short-term investments	1,385	1,520	1,736	1,967	2,222
Cash and cash equivalents, and short-term investments	3,427	3,266	4,219	4,532	4,470	30%
Receivables, net	246	723	587	359	222	(10%)
STOCK-BASED COMPENSATION
Cost of revenue	1	1	—	1	1
Research and development	27	27	27	28	28
Marketing and sales	7	8	8	8	7
General and administrative	13	12	13	15	12
Total stock-based compensation	48	48	48	52	48

6Operating cash flow has been recast to reflect the impact of ASU 2016-09 which EA adopted at the beginning of FY18